OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2020
OTHER NON-CURRENT ASSETS [abstract]
Disclosure of other non-current assets

20.      OTHER NON-CURRENT ASSETS

Included in the other non-current assets were mainly restricted deposits for future dismantlement. Pursuant to the Provisional Regulations on the Dismantlement of Offshore Oil and Gas Production Facilities of the People’s Republic of China, the Group accrues dismantlement costs for all the oil and gas fields under production sharing contracts in the PRC, and makes monthly cash contributions to the specified dismantlement fund accounts supervised by the PRC government. The deposit cannot be withdrawn or utilized for any other purposes but the dismantlement of oil and gas production facilities in the future. As at December 31, 2020, the balance of the specified dismantlement fund accounts was RMB9,738 million (December 31, 2019: RMB8,860 million).